BLACKROCK FUNDS II —
BLACKROCK DELAWARE MUNICIPAL BOND PORTFOLIO

Supplement dated November 23, 2009 to the
Prospectus and Statement of Additional Information, each dated October 28, 2009

On November 11, 2009, the Board of Trustees of BlackRock Funds II, on behalf of its series, BlackRock Delaware Municipal Bond Portfolio (the “Fund”), approved a proposal to close the Fund to new and subsequent investments and to liquidate the Fund. Accordingly, effective 4:00 p.m. (Eastern time) on November 24, 2009, the Fund will no longer accept orders to purchase Fund shares from new investors or existing shareholders. On or about January 28, 2010, all of the assets of the Fund will be liquidated completely, and the Fund will then be terminated.

Code# PR&SAI-DEMB-SUP-1109